UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

Bluerock Residential Growth REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices - zip code)

(212) 843-1601

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on December 20, 2021, Bluerock Residential Growth REIT, Inc. (“Bluerock Residential” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Badger Parent LLC (“Parent”) and Badger Merger Sub LLC (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger. The Merger and the other transactions contemplated by the Merger Agreement were unanimously approved by the Company’s board of directors. Parent and Merger Sub are affiliates of Blackstone Real Estate Partners IX L.P., an affiliate of Blackstone Inc. In addition, as previously disclosed, prior to the consummation of the Merger, the Company will complete the separation of its single-family residential real estate business (the “Single-Family Business”) from the Company’s multi-family residential real estate business (the “Separation”). Following the Separation, the Single-Family Business will be indirectly held by Bluerock Homes Trust, Inc., a Maryland corporation (“Bluerock Homes”), and, prior to the consummation of the Merger, the Company will distribute the common stock of Bluerock Homes to the Company’s common stockholders as of the record date for such distribution in a taxable distribution (the “Distribution”).

In connection with the proposed Merger, Bluerock Residential filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”), which Bluerock Residential first mailed to its stockholders on or about March 11, 2022.

Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, four lawsuits challenging the Merger have been filed (each, a “Lawsuit” and, collectively, the “Lawsuits”). The Lawsuits are captioned (i) Samuel Marchese v. Bluerock Residential Growth REIT, Inc., et al., No. 1:22-cv-01234, filed in the U.S. District Court for the Southern District of New York on February 15, 2022; (ii) Matthew Whitfield v. Ramin Kamfar, et al., No. 24C22001079, filed in the Circuit Court for Baltimore City, Maryland on February 25, 2022; (iii) Robert Garfield v. Robert Ramin Kamfar, et al., No. 602620/2022, filed in the Supreme Court of the State of New York on March 1, 2022; and (iv) Stephen Bushansky v. Bluerock Residential Growth REIT, Inc., et al., No. 1:22-cv-02482, filed in the U.S. District Court for the Southern District of New York on March 28, 2022. In addition, Bluerock Residential received demand letters from counsel representing individual stockholders of the Company (the “Demand Letters” and, together with the Lawsuits, the “Matters”). The Matters each allege, among other things, that the defendants disseminated a materially incomplete and misleading Proxy Statement relating to the proposed Merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder.

The Company believes that the claims asserted in the Matters are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Merger, to minimize the costs, risks and uncertainties inherent in defending the lawsuits, and to provide additional information to stockholders, and without admitting any liability or wrongdoing, the Company has agreed to supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Matters that any additional disclosure was or is required. The inclusion in this Current Report on Form 8-K of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such.

Supplemental Disclosures to Proxy Statement in Connection with the Matters

The additional disclosures set forth below (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement.

1.	The disclosure on page 35 of the Proxy Statement, sixth full paragraph under the heading “Background of the Merger,” is hereby amended and restated as follows:

On September 16, 2021, Bloomberg reported that the Company was evaluating strategic alternatives (the “September 16 Bloomberg article”). Thereafter, 38 additional parties contacted the Company, Morgan Stanley or Eastdil regarding a potential transaction. The Company and our financial advisors invited all such parties to enter into non-disclosure agreements. Of the 55 total parties (including Party A), 28 executed nondisclosure agreements with the Company, each of which included a standstill obligation with a “don’t ask, don’t waive” provision, subject in six cases to exceptions for non-public proposals.

2.	The following disclosure is added on page 40 of the Proxy Statement, immediately after the last paragraph under the heading “Background of the Merger”:

Blackstone and the Company have agreed that neither the Company nor the surviving company will enforce any standstill provision to the extent it would operate to preclude a party to a nondisclosure agreement from making non-public company takeover proposals to the board of directors.

3.	The disclosure on page 45 of the Proxy Statement, fifth full paragraph, under the heading “Forward-Looking Financial Information,” is hereby amended and restated as follows:

Because the financial projections reflect subjective judgment in many respects, they are susceptible to multiple interpretations and frequent revisions based on actual experience and business developments. The financial projections also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The estimates and assumptions underlying the financial projections involve judgments with respect to, among other things, economic, competitive and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic and competitive uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which we operate. Such judgments reflect, among other things, the input and assessments of the Company’s leasing and property management professionals. The financial projections constitute forward-looking information and are subject to a wide variety of significant risks and uncertainties that could cause the actual results to differ materially from the projected results. For additional information on factors that may cause future financial results to materially vary from the projected results summarized below, see the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” beginning on page 22. Accordingly, there can be no assurance that the projected results summarized below will be realized or that actual results will not differ materially from the projected results summarized below, and the financial projections cannot be considered a guarantee of future operating results and should not be relied upon as such. Neither we nor our affiliates or advisors or any other person has made any representation to any of our stockholders or any other person regarding our actual performance compared to the results included in the financial projections. We have not made any representation to Parent or its affiliates, in the merger agreement or otherwise, concerning the projections.

4.	The disclosure on page 47 of the Proxy Statement, first full paragraph, under the heading “Financial Projections,” is hereby amended and restated as follows:

In connection with its financial analyses and fairness opinion, Morgan Stanley derived from the Company financial projections and disclosed to the board of directors forecasted unlevered free cash flow of the Company of $13 million, $99 million, $106 million, $108 million and $111 million for the 12-month periods ending September 30, 2022, 2023, 2024, 2025 and 2026, respectively. In addition, in connection with its financial analyses and fairness opinion, Morgan Stanley calculated and disclosed to the board of directors forecasted net operating income (“NOI”) of the Company of $169 million for the 12 months ending September 30, 2027 by applying, at the direction of our management, a 3% annual growth rate to the NOI of the Company of $164 million for the 12 months ending September 30, 2026 included in the Company financial projections.

5.	The disclosure on page 47 of the Proxy Statement, fourth full paragraph, under the heading “Financial Projections,” is hereby amended and restated as follows:

The Company also provided financial projections to the board of directors and to Stanger in connection with its fairness opinion that included $0 in incentive fees payable to the Manager under the Management Agreement under three scenarios assuming capital raises of $1 billion, $1.25 billion and $1.5 billion. These financial projections included for Bluerock Homes’ operating portfolio of real estate assets, stabilized EBITDA of $22.7 million, $62.7 million, $71.4 million and $80.2 million under the $0, $1 billion, $1.25 billion and $1.5 billion equity raise scenarios, respectively. These financial projections additionally included stabilized externally advised adjusted funds from operations of $8.4 million, $36.3 million, $43.8 million and $51.3 million under the $0, $1 billion, $1.25 billion and $1.5 billion equity raise scenarios, respectively.

6.	The following disclosure is added on page 50 of the Proxy Statement, after the second paragraph under the heading “Comparable Public Companies Analysis”:

The table below sets forth the metrics for each of the selected companies and the Company:

Company	P / 2022E FFO Multiples		P / 2023E FFO Multiples		P / 2022E AFFO Multiples		P / 2023E AFFO Multiples		Premium / (Discount) to Mean Street Consensus NAV	Premium / (Discount) to Mean Street Consensus GAV
Preferred Apartment Communities Inc.	15.8	x	13.3	x	22.1	x	16.4	x	1.5%	0.2%
BRT Apartments Corp.	14.9	x	13.4	x	13.9	x	12.8	x	(33.6)%	(25.0)%
Centerspace	24.9	x	23.6	x	29.5	x	28.5	x	3.0%	1.9%
Independence Realty Trust Inc.	25.7	x	22.6	x	26.7	x	23.4	x	5.3%	3.7%
NexPoint Residential Trust Inc.	29.0	x	24.8	x	26.9	x	22.9	x	3.0%	1.7%
The Company*	19.3	x	16.5	x	21.3	x	18.7	x	(5.3)%	(1.1)%

* The Company is included for reference, but was not used as a selected company for purposes of these calculations.

7.	The disclosure on page 52 of the Proxy Statement, first full paragraph, second to last sentence, under the heading “Net Asset Value Analysis,” is hereby amended and restated as follows:

An implied per share equity value reference range for the Company was then calculated based on the range of our net asset values derived from such analysis divided by the number of fully diluted shares of Common Stock outstanding as of September 30, 2021, totaling approximately 38.87 million shares (including incremental shares associated with the dilution by Company Warrants outstanding as of December 14, 2021).

8.	The table on page 52 of the Proxy Statement, titled “Selected Precedent Transactions,” under the heading “Premiums Paid Analysis,” is hereby amended and restated as follows:

Transaction Announcement Date	Target	Acquiror	Premium Paid to Unaffected Stock Price
July 2019	Pure Multi-Family REIT	Cortland Partners	15.0%
July 2017	Monogram Residential Trust	Greystar-led consortium	22.4%
January 2017	Milestone Apartments	Starwood Capital Group	8.9%
August 2016	Post Properties	Mid-America Apartment Communities	16.6%
June 2015	Home Properties	Lone Star Americas Acquisitions	9.2%
May 2015	Trade Street Residential	Independence Realty Trust	3.0%
April 2015	Associated Estates Realty Corp.	Brookfield Property Group	17.4%
December 2013	BRE Properties	Essex Property Trust	8.8%
June 2013	Colonial Properties Trust	Mid-America Apartment Communities	10.7%
June 2007	America First Apartment Investors	Sentinel Omaha LLC	12.2%
May 2007	Archstone Smith Trust	Tishman Speyer & Lehman Brothers	18.8%
December 2005	Town & Country Trust	Morgan Stanley / Onex Real Estate JV	34.9%
October 2005	Amli Residential Properties	Prime Property Fund	20.7%
June 2005	Gables Residential Trust	ING Clarion	14.1%
October 2004	Cornerstone Realty Income Trust	Colonial Properties Trust	7.2%
October 2004	Summit Properties	Camden Property Trust	12.7%
May 2001	Charles E. Smith Residential Realty	Archstone Communities	9.4%
July 2000	Grove Property Trust Stock	Equity Residential Properties Trust	5.8%

9.	The following disclosure is added on page 54 of the Proxy Statement, immediately before the last sentence of the first paragraph under the heading “Research Analyst Price Targets and NAV Targets”:

The table below sets forth the four equity research analyst reports utilized in the analysis:

Equity Research Analyst	Estimated Price Target
Compass Point	$14.50
Colliers Securities	$14.00
JMP Securities	$13.00
B. Riley Securities, Inc.	$11.50

10.	The following disclosure is added on page 59 of the Proxy Statement after the second full paragraph under the heading “Direct Capitalization Analysis for Stabilized Properties”:

The table below sets forth additional information related to the direct capitalization analysis for stabilized properties:

			Selected Forward Cap	Capitalized Annual NOI ($ in thousands)	Bluerock Homes Business Common Equity Ownership	Valuation ($ in thousands)
Investment	Status	Methodology	Rate Range (1)	(2)	(%)	Low	High
Wayford at Concord	Stabilized	Direct Capitalization	4.00% — 4.50%	$2,316	83	$42,596	$47,920
Navigator Villas	Stabilized	Direct Capitalization	4.50% — 5.00%	$1,823	90	$14,487	$18,133
Yauger Park Villas	Stabilized	Direct Capitalization	4.50% — 5.00%	$1,354	95	$11,545	$14,403
Indy(3)	Stabilized	Direct Capitalization	5.00% — 5.50%	$271	60	$4,162	$4,456
Springfield(4)	Stabilized	Direct Capitalization	4.00% — 4.50%	$2,516	60	$49,658	$53,824
Granbury(5)	Stabilized	Direct Capitalization	3.75% — 4.25%	$395	80	$8,621	$9,612
Springtown(6)	Stabilized	Direct Capitalization	3.75% — 4.25%	$437	80	$9,603	$10,701
Axelrod(7)	Stabilized	Direct Capitalization	3.75% — 4.00%	$181	80	$4,230	$4,471
Texarkana(8)	Stabilized	Direct Capitalization	5.00% — 5.50%	$217	80	$3,608	$3,923
Lubbock(9)	Stabilized	Direct Capitalization	5.00% — 5.50%	$409	80	$6,775	$7,370
Jolin(10)	Stabilized	Direct Capitalization	3.75% — 4.00%	$226	80	$5,197	$5,499
Corpus(11)	Stabilized	Direct Capitalization	5.00% — 5.50%	$647	80	$10,861	$11,801

(1)	Capitalization rates were determined on a property-by-property basis using Duff & Phelps’s professional judgment based upon qualitative property characteristics, competitive position and market conditions, industry surveys, other comparable single-family residential transactions, single-family portfolio transactions and an analysis of publicly traded REITs that Duff & Phelps deemed relevant.

(2)	Projected capitalized annual net operating incomes were calculated based on third-party appraisals and third-party broker price opinions, as applicable, for each property.

(3)	Includes $2,650 of debt interests and $379 of preferred equity interests.

(4)	Includes $35,525 of debt interests and $4,900 of preferred equity interests.

(5)	Includes $5,670 of debt interests and $272 of preferred equity interests.

(6)	Includes $6,545 of debt interests and $308 of preferred equity interests.

(7)	Includes $2,893 of debt interests and $157 of preferred equity interests.

(8)	Includes $2,170 of debt interests and $108 of preferred equity interests.

(9)	Includes $3,920 of debt interests and $212 of preferred equity interests.

(10)	Includes $2,905 of debt interests and $438 of preferred equity interests.

(11)	Includes $6,328 of debt interests and $943 of preferred equity interests.

11.	The following disclosure is added on page 59 of the Proxy Statement, after the first full paragraph under the heading “Liquidation Valuation”:

The table below sets forth additional information related to the liquidation valuation:

Investment	Status	Methodology	Bluerock Homes Business Preferred Equity and Debt Interests ($ in thousands)		Valuation ($ in thousands)
Springtown 2.0	Stabilized	Liquidation Valuation	$2,827	*	$2,826	†
Willow Park	Development	Liquidation Valuation	$2,540		$2,540
The Cottages of Port St. Lucie	Development	Liquidation Valuation	$6,615		$6,615
The Cottages at Myrtle Beach	Development	Liquidation Valuation	$9,215		$9,215
ILE – Seed Portfolio	Stabilized	Liquidation Valuation	$15,425	*	$15,425
Lubbock 2.0	Stabilized	Liquidation Valuation	$8,786		$8,786
Lubbock 3.0	Stabilized	Liquidation Valuation	$4,335		$4,334	†
Lynnwood 2.0	Stabilized	Liquidation Valuation	$2,357		$2,357
Pkg 1/6	Stabilized	Liquidation Valuation	$14,433	*	$14,433
Peak I – Initial Recap	Stabilized	Liquidation Valuation	$10,705		$10,705
ILE JV	For Stabilized	Liquidation Valuation	$22,040	*	$22,040
Golden Pacific JV	For Stabilized	Liquidation Valuation	$1,940	*	$1,940

*	Includes common equity interests held by the Bluerock Homes Business in the portfolio properties.

†	Due to rounding of the values of the Bluerock Homes Business’ common equity, preferred equity and debt interests and the figures for the valuation of interests in portfolio properties, figures may not align between the Bluerock Homes Business preferred equity and debt interests and the valuation columns in this table.

12.	The following disclosure is added on page 59 of the Proxy Statement, after the second full paragraph under the heading “Letter of Intent and Broker Price Opinion Valuation Analyses for Miscellaneous Properties”:

The table below sets forth additional information related to the broker price opinion valuation analyses for miscellaneous properties:

Investment	Status	Methodology	Bluerock Homes Business Interest ($ in thousands)	Valuation ($ in thousands)
The Hartley at Blue Hill	Pending Close	LOI Sale Price	$38,428 preferred interest	$38,428
Lynnwood	Stabilized	Broker Price Opinion Valuation	$4,346 total common equity, preferred and debt interests	$4,345	†

†	Due to rounding of the values of the Bluerock Homes Business’ common equity, preferred equity and debt interests and the figures for the Bluerock Homes Business’ total investment in portfolio properties, figures may not align between the Bluerock Homes Business Interest and the Valuation columns in this table.

13.	The disclosure on page 59 of the Proxy Statement, under the heading “Summary of Material Financial Analyses by Duff & Phelps,” is hereby amended and restated as follows:

Based on the financial analyses conducted, Duff & Phelps determined a value range for the net asset value of the properties in the Bluerock Homes Business’ portfolio, excluding cash, of $315.3 million to $336.1 million. Based on the valuation indications derived from its valuation analyses, Duff & Phelps determined a value range for the net asset value of the Bluerock Homes Business of $483.3 million to $504.1 million. Duff & Phelps noted that the value of the Bluerock Homes Business of $498.7 million implied by the exchange consideration fell within the range of the resulting net asset values. As a result, subject to the assumptions, qualifications, and limitations set forth in the Duff & Phelps Opinion, Duff & Phelps determined that the exchange consideration to be paid by the Company in the Exchange is fair, from a financial point of view, to the Company.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Additional Information and Where to Find It

In connection with the Merger, the Company has filed relevant materials with the SEC, including the Proxy Statement. In addition, in connection with the Separation and the Distribution, Bluerock Homes has filed a registration statement on Form 10. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.bluerockresidential.com. In addition, the documents may be obtained free of charge by accessing the Investor Relations section of the Company’s website at ir.bluerockresidential.com or by contacting the Company’s Investor Relations by email at investor.relations@bluerockre.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC on June 25, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 11, 2022 and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in respect of the proposed transaction. Investors should read the Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Merger and the Separation and the Distribution include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain stockholder approval of the Merger or the failure to satisfy any of the other conditions to the completion of the Merger or the Separation or the Distribution; the risks that the market does not value Bluerock Homes shares at NAV; the failure to recognize the potential benefits of the Separation and the Distribution due to, among other reasons, Bluerock Homes’ lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Distribution; shareholder litigation in connection with the Merger, the Separation or the Distribution, which may affect the timing or occurrence of the Merger, the Separation or the Distribution or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Merger and the Separation and the Distribution on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger and the Separation and the Distribution; the ability to meet expectations regarding the timing and completion of the Merger and the Separation and the Distribution; the possibility that any opinions, consents or approvals required in connection with the Separation and the Distribution will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Merger, the Separation, the Distribution or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or Bluerock Homes’ financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Merger, the Separation or the Distribution. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
(Registrant)

	By	/s/ Michael L. Konig
Michael L. Konig
Chief Legal Officer and Secretary

Dated: March 31, 2022